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                                                                   EXHIBIT 10.2


                               PROMISSORY NOTE


$1,000,000                                                  Louisville, Kentucky
                                                                 August 18, 1995


     FOR VALUE RECEIVED, the undersigned, KENNETH E. STILGER ("Stilger"), hereby promises to pay to ROADRUNNER VIDEO ENTERPRISES, INC., a Kentucky corporation ("Roadrunner"), at 819 S. Floyd Street, Louisville, Kentucky 40203, or at such other place as the holder of this Promissory Note (this "Note") may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Dollars ($1,000,000), together with interest as described below on the principal balance remaining from time to time unpaid at the rate provided below from the date hereof until payment in full thereof.

     The principal of this Note shall be paid to Roadrunner in full on or before September 30, 1995, which is the final maturity date of this Note (the "Maturity Date").

     Stilger further promises to pay interest on the outstanding unpaid principal balance hereunder, from the date hereof until payment in full hereof, at the per annum rate of 10.5% percent. All accrued but unpaid interest shall be payable in full at the Maturity Date.

     The outstanding principal balance hereof, and any accrued but unpaid interest hereon, may be prepaid at any time, in whole or in part, without penalty or premium; provided, however, that if less than the full amount of principal and accrued interest is prepaid, such prepayment shall be applied first to all accrued and unpaid interest hereunder, and then to the outstanding principal balance hereof.

     In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Roadrunner has received interest hereunder in excess of the highest rate applicable hereto, Roadrunner shall promptly refund such excess interest to Stilger.

     Stilger waives demand, presentment, protest, notice of protest and notice of nonpayment or dishonor of this Note without waiving any rights Roadrunner may have hereunder.

     No delay or omission on the part of Roadrunner in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Roadrunner of any right or remedy shall preclude other or further exercise thereof or of any other right or remedy.

     This Note has been delivered at and shall be deemed to have been made in Louisville, Kentucky, and shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws (as opposed to conflicts of laws provisions) and decisions

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of the Commonwealth of Kentucky.  Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. Whenever in this Note reference is made to Stilger or Roadrunner, such reference shall be deemed to include, as applicable, a reference to their respective successors, heirs and assigns. The provisions of this Note shall be binding upon and shall inure to the benefit of said successors, heirs and assigns.



                                        By:  /s/  Kenneth E. Stilger
                                           -------------------------
                                           Kenneth E. Stilger




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                            UNCONDITIONAL GUARANTY

     In consideration of the benefits inuring to Roadrunner under the Purchase Agreement, the undersigned unconditionally guarantees the prompt payment of (i) the entire principal balance of this Note, (ii) all accrued interest upon the principal balance hereof, and (iii) all attorneys' fees and costs and expenses of collection incurred by Holder regardless of the genuineness, validity or enforceability of this Note. The undersigned consents and agrees to be bound by all of the terms of this Note.



                                         -------------------------
                                         Terry W. Schneider

                                                     ("Guarantor")




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